                                                                    Exhibit 23.1



                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 2003, in Amendment No. 2 to the Registration Statement Form S-1 and related Prospectus of Direct General Corporation dated July 21, 2003.



/s/ Ernst & Young LLP
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Ernst & Young LLP
Nashville, Tennessee
July 18, 2003